Report of Ernst
Young LLP Independent
 Registered Public
Accounting Firm

To the Shareholders
and Board of Trustees of
Money Market Obligations
 Trust

In planning and
performing our audits
of the financial
statements of Automated
Government Money Trust
Trust for US Treasury
 Obligations Liberty
US Government
Money Market Trust
Federated ShortTerm
 US Government Trust
 Money Market
Management Automated
Cash Management Trust
 Federated Master Trust
 Federated
Capital Reserves Fund
Federated Government
Reserves Fund and
Federated Municipal
Trust Fund the Funds
 ten of the portfolios
 constituting Money
 Market Obligations
Trust
as of and for the year
 ended July 31 2008
in accordance with
the standards of the
 Public
Company Accounting
 Oversight Board United
 States we considered
their internal control
over financial reporting
 including controls over
 safeguarding securities
as a basis for
designing our auditing
 procedures for the
purpose of expressing
our opinion on the
financial statements
 and to comply with
the requirements of
 Form NSAR but not for the
purpose of expressing
 an opinion on the
effectiveness of the
 Funds internal control
over
financial reporting
Accordingly we express
no such opinion
The management of the
 Funds is responsible
 for establishing and
 maintaining effective
internal control over
 financial reporting
In fulfilling this
responsibility estimates
 and
judgments by management
 are required to assess
the expected benefits
and related costs
of controls A Funds
internal control over
 financial reporting
 is a process designed to
provide reasonable assurance
 regarding the reliability
of financial reporting and
 the
preparation of financial
statements for external
purposes in accordance
with generally
accepted accounting
 principles A Funds
 internal control over
 financial reporting
includes
those policies and
procedures that 1
pertain to the maintenance
 of records that in
reasonable detail
 accurately and fairly
 reflect the transactions
 and dispositions of the
assets of the Fund 2
 provide reasonable
assurance that
transactions are recorded as
necessary to permit
preparation of financial
 statements in
accordance with generally
accepted accounting
principles and that
 receipts and expenditures
 of the Fund are being
made only in accordance
 with authorizations of
management and directors
 of the Fund
and 3 provide reasonable
 assurance regarding
prevention or timely
detection of
unauthorized acquisition
 use or disposition of
a Funds assets that could
 have a material
effect on the financial
statements
Because of its inherent
limitations internal
control over financial
 reporting may not
prevent or detect
 misstatements Also
 projections of any
 evaluation of effectiveness to
future periods are subject
to the risk that controls
may become inadequate
because of
changes in conditions
or that the degree of
compliance with the
policies or procedures
may deteriorate
A deficiency in internal
 control over financial
 reporting exists when
the design or
operation of a control
does not allow management
 or employees in the
normal course of
performing their
assigned functions
 to prevent or detect
 misstatements on a
timely basis
A material weakness
is a deficiency or
 a combination of
deficiencies in internal
 control
over financial reporting
 such that there is a
 reasonable possibility
 that a material
misstatement of the
 companys annual or
 interim financial
statements will not be
prevented or detected
on a timely basis
Our consideration of
the Funds internal
control over financial
 reporting was for the
limited purpose described
 in the first paragraph
 and would not necessarily
 disclose all
deficiencies in internal
 control that might be
significant deficiencies
 or material
weaknesses under
standards established
by the Public Company
 Accounting Oversight
Board United States
 However we noted no
deficiencies in the
Funds internal control
over
financial reporting
and its operation
including controls
over safeguarding
securities that
we consider to be
a material weakness
 as defined above
as of July 31 2008

This report is
intended solely
for the information
and use of management
and the Board
of Trustees of Money
Market Obligations
Trust and the Securities
 and Exchange
Commission and is not
intended to be and
should not be used
by anyone other than these
specified parties



Ernst  Young LLP

Boston Massachusetts
September 17 2008